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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 1999

                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)

                                    Delaware
                          (State or other jurisdiction
                                of incorporation)

                   0-20570                           59-2712887
             (Commission File No.)           (IRS employer identification no.)

             152 West 57th Street, New York, NY              10019
            (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 5.  OTHER EVENTS

         On July 13, 1999, USA Networks, Inc. issued the press release attached hereto as Exhibit 20.1 regarding its 1999 Annual Meeting. This press release is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         20.1  Press Release of USA Networks, Inc. dated July 13, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          USA NETWORKS, INC.


                                          By: /s/  Thomas J. Kuhn
                                              -------------------
                                          Name:  Thomas J. Kuhn
                                          Title: Senior Vice President and
                                                 General Counsel

Date:  July 13, 1999


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                                  EXHIBIT INDEX

         Exhibit                     Description
            No.

            20.1                     Press Release of USA Networks, Inc. dated
                                     July 13, 1999.